Summary Prospectus and
Prospectus Supplement

October 22, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 22, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2018

Insight Portfolio
(the "Fund")

On October 17, 2018, stockholders of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Advantage Portfolio ("MSIF Advantage"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIF Advantage and stockholders of the Fund would become stockholders of MSIF Advantage, receiving shares of common stock of MSIF Advantage equal to the value of their holdings in the Fund (the "Reorganization"). Each stockholder of the Fund will receive the Class of shares of MSIF Advantage that corresponds to the Class of shares of the Fund currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about November 19, 2018. The Fund expects to cease offering shares of all Classes of the Fund at the close of business on or about November 14, 2018.

Please retain this supplement for future reference.

  IFINSGTREORGSUMPROSPT 10/18